EXHIBIT 10.1

                               CITIZENS FIRST BANK
         1998 Incentive and Nonqualified Stock Option Plan For Employees


     CITIZENS FIRST BANK, a Tennessee banking corporation (the "Bank"), hereby adopts this Incentive and Nonqualified Stock Option Plan for Employees of the Bank and its Subsidiaries as defined under Section 1.15. The purposes of this Plan are as follows:

     (1) To further the growth, development and financial success of the Bank by providing additional incentives to employees of the Bank and its Subsidiaries by assisting them to become owners of capital stock of the Bank and thus to benefit directly from its growth, development and financial success.

     (2) To enable the Bank to obtain and retain the services of the type of employees considered essential to the long range success of the Bank by providing and offering them an opportunity to become owners of capital stock of the Bank under Options as defined under Section 1.9.


                                   ARTICLE II.
                                   DEFINITIONS

     2.1 General. Whenever the following terms are used in this Plan they shall have the meaning specified below unless the context clearly indicates to the contrary.

     2.2 Bank. "Bank" shall mean Citizens First Bank and those corporations, if any, which are from time to time, its Subsidiaries.

     2.3 Board. "Board" shall mean the Board of Directors of the Bank.

     2.4 Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

     2.5 Committee. "Committee" shall mean the Stock Option Committee of the Board, appointed as provided in Section 6.1.

     2.6 Common Stock. "Common Stock" shall mean the common stock, $1.00 par value per share, of the Bank.

     2.7 Director. "Director" shall mean a member of the Board.

     2.8 Employee. "Employee" shall mean any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the Code) of the Bank or any of its Subsidiaries whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

     2.9 Option. "Option" shall mean an option granted under the Plan to purchase Common Stock. All Options are intended to be "incentive stock options" under Section 422 of the Code to the extent that such treatment is available in the Optionee's individual circumstances.

     2.10 Option Price. "Option Price" shall have the meaning given in Section 4.2.

     2.11 Optionee. "Optionee" shall mean an Employee to whom an Option is granted under the Plan.

     2.12 Plan. "Plan" shall mean the 1998 Incentive and Nonqualified Stock Option Plan for Employees of the Bank and Subsidiaries, as may be amended from time to time.

     2.13 Pronouns. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

     2.14 Stock Option Agreement. "Stock Option Agreement" shall mean a Stock Option Subscription Agreement between the Optionee and the Bank.

     2.15 Subsidiary. "Subsidiary" shall mean any corporation (other than the Bank) in an unbroken chain of corporations beginning with the Bank if each of the corporations, or if each group of commonly controlled corporations, other than the last corporation in an unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


                                  ARTICLE III.
                             SHARES SUBJECT TO PLAN

     3.1 Shares Subject to Plan. The shares of stock subject to Options shall be shares of Common Stock of the Bank. The aggregate number of shares of Common Stock which may be issued upon exercise of Options under the Plan shall not exceed 20,000 shares, subject to adjustment as provided in Section 4.6 hereof.

     3.2 Unexercised Options. If any Option expires or is cancelled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned hereunder, subject to the limitations of Section 2.1 and the other terms and provisions of this Plan.


                                   ARTICLE IV.
                               GRANTING OF OPTIONS

     4.1 Eligibility. Any Employee of the Bank shall be eligible to be granted Options.

     4.2 Granting of Options. The Committee shall from time to time, in its absolute discretion:

          (i) select from such Employees (including those to whom Options have been previously granted under the Plan) such of them as in its opinion shall be granted Options; and

          (ii) determine the number of shares to be subject to such Options granted to such selected Employees; and

          (iii)determine the terms and conditions of such Options, consistent with the Plan; and

          (iv) establish such conditions as to the manner of exercise of such Options as it may deem necessary, including but not limited to requiring Optionees to enter into agreements regarding transferability and other restrictions with respect to shares issuable upon exercise of such Options.

     4.3 Expiration of Time to Make Grants. No Option may be granted under this Plan after the expiration of ten (10) years from the date the Plan is adopted by the Board or the date the shareholders of the Bank approve this Plan, if earlier.


                                   ARTICLE V.
                                TERMS OF OPTIONS

     5.1 Option Agreement. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Bank, and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan.

     5.2 Option Price. The purchase price under each Option shall be determined by the Committee at the time the Option is granted, but in no event shall such purchase price be less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock of the Bank on the date of grant. If the shares are traded in the over-the-counter market, the Fair Market Value per share shall be the closing price on the Nasdaq National Market ("Nasdaq") on the day the option is granted or if no sale of shares is reflected on Nasdaq on that day, on the next preceding day on which there was a sale of shares reflected on Nasdaq. If the shares are not traded in the over-the-counter market but are listed upon an established stock exchange or exchanges, such Fair Market Value shall be deemed to be the closing price of the shares on such stock exchange or exchanges on the day the option is granted or if no sale of the shares shall have been made on any stock exchange on that day, on the next preceding day on which there was a sale of the shares. If the shares are not traded on Nasdaq or on any established stock exchange, such Fair Market Value shall be determined by the Board of Directors.

     5.3 Commencement of Exercisability. Subject to the provisions of Section 7.2, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Stock Option Agreement; provided, however, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Section 7.2, accelerate the time at which such Option or any portion thereof may be exercised.

     5.4 Expiration of Options. No Option may be exercised to any extent by anyone after, and every Option shall expire no later than, the expiration of ten
(10) years from the date the Option was granted. Subject to the provisions of this Section 4.4, the Committee shall provide, in the terms of each individual Stock Option Agreement, when the Option expires and becomes unexercisable.

     5.5 No Right to Continue in Employment. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ or service of the Bank or shall interfere with or restrict in any way the rights of the Bank, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

     5.6 Adjustments in Outstanding Options. If the outstanding shares of Common Stock subject to Options are, from time to time, changed into or exchanged for a different number or kind of shares of capital stock or other securities of the Bank, or of another corporation, by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, combination of shares or otherwise, the Committee shall make an appropriate adjustment in the aggregate number and kind of shares which may be issued pursuant to Section 2.1 hereof and the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option Price per share. No fractional shares shall be issued, and any fractional shares resulting from computations pursuant to this Section 4.6 shall be eliminated from the respective Options. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Bank and all other interested persons.


                                   ARTICLE VI.
                               EXERCISE OF OPTIONS

     6.1 Persons Eligible to Exercise. During the lifetime of the Optionee, only the Optionee or the Optionee's guardian or conservator, as appointed by the appropriate judicial authority, may exercise an Option granted to such Optionee, or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the terms of Section 4.4 or the Optionee's Stock Option Agreement, be exercised by the Optionee's personal representative as appointed by the appropriate judicial authority or by any person empowered to do so under the deceased Optionee's will as probated or under the then applicable laws of descent and distribution.

     6.2 Partial Exercise. At any time prior to the time when any exercisable Option or exercisable portion thereof expires or becomes unexercisable under the terms of Section 4.4 or the Optionee's Stock Option Agreement, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Bank shall not be required to issue fractional shares or to convert fractional shares into cash.

     6.3 Manner of Exercise. An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Bank or Assistant Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under the terms of Section 4.4 or the Optionee's Stock Option Agreement:

          (i) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion thereof, stating that such Option or portion thereof is exercised; and

          (ii) Full payment of the Option Price (which shall be payable in cash, by cashier's check, certified check or a combination thereof) for the shares with respect to which such Option or portion thereof is thereby exercised, together with payment or arrangement for payment of federal income or other tax, if any, required to be withheld by the Bank with respect to such shares; provided, however, that except as otherwise provided by the Committee before the Option is exercised: (i) all or a portion of the Option Price or any tax withholding may be paid by delivery of shares of Common Stock acceptable to the Committee and having an aggregate Fair Market Value (valued as of the date of exercise) that is equal to the amount of cash that would otherwise be required; and (ii) the Option Price or any tax withholding may be paid by authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) to be acquired upon the exercise of the Option and remit to the Bank a sufficient portion of the sale proceeds to pay the entire Option Price and any tax withholding resulting from such exercise.

          (iii)In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof as determined in the sole and absolute discretion of the Committee or its counsel; and

          (iv) Such representations and documents as the Committee deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal, state or foreign securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stock-transfer orders to transfer agents and registrars.

     6.4 Rights as Shareholders. The holders of Options shall not be, nor have any of the rights or privileges of, shareholders of the Bank in respect of any shares purchasable upon the exercise of any part of an Option, unless and until certificates representing such shares have been issued by the Bank and delivered to such holders. No adjustment shall be made for cash dividends for which the record date is prior to the date such stock certificate is issued.


                                  ARTICLE VII.
                                 ADMINISTRATION

     7.1 Stock Option  Committee.  The Committee shall consist of at least three
(3) Directors. Appointment of Committee members by the Board shall be effective upon acceptance of appointment, and Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board. Committee members shall be appointed by and shall serve at the pleasure of the Board, and the Board may from time to time remove members from, or add members to, the Committee and shall fill any vacancy on the Committee. If the Bank registers any of its equity securities under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), no person shall be eligible to serve on the Committee unless such person is then a "Non-Employee Director" within the meaning of paragraph (b)(3) of Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the Exchange Act, as such Rule or its equivalent is then in effect.

     7.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent herewith and to interpret, amend or revoke any such rules. Any such interpretation and rules shall be consistent with the basic purpose of the Plan to grant Options.

     7.3 Majority Rule. The Committee shall act by a majority of its members in office and the Committee may act either by vote at a telephonic or other meeting or by a memorandum or other written instrument signed by a majority of the Committee. The Secretary of the Bank or the Assistant Secretary or the designee of either shall keep minutes of all meetings of the Committee. The Committee shall make such rules of procedure for the conduct of its business as it shall deem advisable.

     7.4 Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall not receive compensation for their services as members, but all expenses and liabilities they incur in connection with the administration of the Plan shall be borne by the Bank. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Bank and the officers and Directors of the Bank shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected and held harmless by the Bank in respect to any such action, determination or interpretation.


                                  ARTICLE VIII.
                            MISCELLANEOUS PROVISIONS

     8.1 Options Not Transferable. No Option or interest or right therein, whether in whole or in part, shall be subject to disposition by transfer, gift, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition be voluntary or involuntary or by operation of law or by claim, judgment, levy, attachment, garnishment or any other legal or equitable proceeding (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.1 shall prevent transfers by will or by the applicable laws of descent and distribution to the extent contemplated hereby.

     8.2 Amendment, Suspension or Termination of the Plan. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of the Company's shareholders given within twelve (12) months before or after the action by the Board or the Committee, no action of the Committee or the Board may increase any limit imposed in Section 2.1 on the maximum number of shares which may be issued upon exercise of Options, reduce the minimum option price requirements in Section 4.2 or extend the limit imposed in Section 3.3 on the period during which Options may be granted. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan.

     8.3 Effect of Plan Upon Other Options and Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Bank. Nothing in this Plan shall be construed to limit the right of the Bank (a) to establish, modify, or terminate any other forms of incentives or compensation, including, but not limited to, cash bonuses, for Employees of the Bank; or (b) to grant or assume options otherwise than under the Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, joint ventures, subsidiaries, firm or association.

     8.4 Application of Proceeds. The proceeds received by the Bank from the sale of its shares of Common Stock under the Plan will be used for general corporate purposes.

     8.5 Titles. Titles are provided for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

     8.6 Interpretation. The Options granted under this Plan are intended to be "incentive stock options" as defined by Section 422 of the Code insofar as possible, and the provisions of this Plan and all Stock Option Agreements shall be construed in accordance with that intention. If any provision of this Plan or any Stock Option Agreement shall be inconsistent or in conflict with any applicable requirement for an incentive stock option, then such requirement shall be deemed to override and supersede the inconsistent or conflicting provision; provided, however, the foregoing provision shall not limit the Bank from granting to any Optionee Options which are in excess of the amount which may be treated as incentive stock options, and any Options so granted in excess of the limitations in Section 422(d) of the Code shall be treated as nonqualified stock options; provided further, however, if the normal date of exercise of the Option is accelerated because of a sale of the Bank or other similar event as provided in any Stock Option Agreement, such acceleration shall nevertheless occur even if it shall cause all or a part of the Option to no longer be an incentive stock option. Any provision required by the Code for an incentive stock option that is omitted from this Plan or the Stock Option Agreement shall be incorporated herein or therein by reference and shall apply retroactively, if necessary, and shall be deemed a part of this Plan and any Stock Option Agreement entered into under this Plan to the same extent as though expressly set forth herein or therein. The Committee may amend this Plan or amend the terms of any Stock Option Agreement in any manner that may be required in order for the Options granted under this Plan to comply with the applicable requirements for incentive stock options, and, if necessary, any such amendments shall apply retroactively to the adoption of this Plan.

     8.7 Effective Date. This Plan shall become effective as of the date of its adoption by the Board; provided, however, that the Plan shall be approved by the vote of the holders of a majority of the outstanding shares of the Company's Common Stock within twelve (12) months before or after the adoption of the Plan by the Board.

     I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Citizens First Bank on May 22, 1998.

     Executed on this 22nd day of May, 1998.


                                      /s/ Betty Maden
                                      ------------------------------------------
                                      Secretary
Corporate Seal



                                      Attest: /s/ Billy M. Rice
                                             -----------------------------------

                                      Name:  Billy M. Rice

                                      Title: President and CEO